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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2005

                              TECHTEAM GLOBAL, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                     0-16284              38-2774613
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   (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation)               File No.)         Identification No.)

                27335 West 11 Mile Road
                 Southfield, Michigan                             48034
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        (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number including area code: (248) 357-2866


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          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS AND REGULATION FD DISCLOSURE
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                    On October 27, 2005, TechTeam Global, Inc. issued a press
               release announcing its earnings for the Third Quarter of 2005.

                    A copy of the presentation is attached as Exhibit 99.1 to
               this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
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               (C)   THE FOLLOWING EXHIBITS ARE INCLUDED WITH THE REPORT

Exhibit 99.1 TechTeam Global, Inc. Third Quarter Press Release dated October 27, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       TECHTEAM GLOBAL, INC.

                                                       By  /s/ Michael A. Sosin
                                                           ---------------------
                                                           Michael A. Sosin
                                                           Secretary

Date: October 27, 2005

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                                  EXHIBIT INDEX
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EXHIBIT NO.    DESCRIPTION
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99.1           TechTeam Global, Inc. Third Quarter Press Release, dated
               October 27, 2005

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